SUMMARY PROSPECTUS

Lord Abbett High Yield Municipal Bond Fund

FEBRUARY 1, 2010

CLASS/TICKER
CLASS A	HYMAX	CLASS C	HYMCX	CLASS I	N/A
CLASS B	HYMBX	CLASS F	HYMFX	CLASS P	HYMPX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the Fund at www.lordabbett.com/documentsandliterature. You can also get this information at no cost by calling 888-522-2388 (Option #2) or by sending an email request to literature@lordabbett.com. The current prospectus and statement of additional information dated February 1, 2010, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek a high level of income exempt from federal income tax.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charges – Class A Share Front-End Sales Charge” of the prospectus and “Purchases, Redemptions, Pricing and Payments to Dealers” of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)
Class	A	B	C	F, I, and P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None	5.00%	1.00%	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class	A	B	C	F	I	P
Management Fees	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.20%	1.00%	0.90%(1)	0.10%	0.00%	0.45%
Total Other Expenses	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%
Interest and Related Expenses from Inverse Floaters	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%
Other Expenses	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%
Total Operating Expenses	1.02%	1.82%	1.72%(2)	0.92%	0.82%	1.27%

(1)  The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (1) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (2) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(2)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The example assumes a deduction of the applicable contingent deferred sales charge (“CDSC”), for the one-year, three-year, and five-year periods for Class B shares. Class B shares automatically convert to Class A shares after approximately eight years. The expense example for Class B shares for the ten-year period reflects the conversion to Class A shares. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. The second example assumes that you do not redeem and instead keep your shares.

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$426	$639	$870	$1,532	$426	$639	$870	$1,532
Class B Shares	$585	$873	$1,085	$1,927	$185	$573	$985	$1,927
Class C Shares	$175	$542	$933	$2,030	$175	$542	$933	$2,030
Class F Shares	$94	$293	$509	$1,131	$94	$293	$509	$1,131
Class I Shares	$84	$262	$455	$1,014	$84	$262	$455	$1,014
Class P Shares	$129	$403	$697	$1,534	$129	$403	$697	$1,534

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the recent fiscal year, the Fund’s portfolio turnover rate was 32.88% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

To pursue its objective, under normal market conditions, the Fund invests at least 80% of its net assets in municipal bonds, the interest on which is exempt from federal income tax. The Fund invests, under normal market conditions, at least 50% of its net assets in municipal bonds rated, at the time of purchase, BBB/Baa or below (or determined by Lord Abbett to be of comparable quality). Generally municipal debt securities rated BB/Ba or lower are considered lower rated (or junk) bonds. The Fund’s remaining holdings in municipal bonds may be higher rated. The Fund has adopted an investment strategy of pursuing a higher yield than many other municipal bond funds. In seeking high income, Lord Abbett will assess the relative value in the municipal bond market from both a credit and yield curve perspective and select securities that it believes entail reasonable credit risk in relation to the Fund’s investment objective. The municipal bonds offering high income at any particular time may be largely non-investment grade. The Fund also may invest in securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (also known as “distressed debt”). The Fund currently does not intend to invest more than 20% of its net assets in distressed debt. The Fund may invest in both insured and uninsured municipal bonds.

The Fund may invest up to 100% of its net assets in private activity bonds, a type of municipal bond. The income from private activity bonds is an item of tax preference for purposes of the federal alternative minimum tax (“AMT”), which may cause the income to be taxable to you. In an attempt to increase income, the Fund may invest in certain derivatives, which are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. Some derivatives may cause the Fund to realize a limited amount of taxable income.

The Fund does not limit its investments to securities of a particular maturity. A substantial amount of the Fund’s holdings may be “callable,” a feature that allows the bond issuer to redeem the bond before its maturity date. Under normal circumstances, we intend to maintain the dollar-weighted average maturity of the Fund at between ten and twenty-five years. The Fund is nondiversified, which means that it may invest a greater portion of its assets in, and own a greater amount of the voting securities of, a single issuer than a diversified fund.

In selecting municipal bonds, we focus on the possibilities of a high level of income exempt from regular federal income tax consistent with reasonable credit risk in light of the Fund’s investment policies. Through credit analysis and attention to current developments and trends in interest rates and economic conditions, we attempt to reduce investment risk, but losses may occur.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund.

The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest. Lower rated municipal bonds in which the Fund invests may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value. The following is a summary of certain risks that could adversely affect the Fund’s performance or increase volatility:

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•

Below Investment Grade Municipal Bond Risk – Below investment grade municipal bonds typically pay a higher yield than investment grade municipal bonds, but have a higher risk of default than investment grade municipal bonds. Below investment grade municipal bonds may be subject to greater credit and liquidity risks than investment grade municipal bonds. Some issuers of below investment grade municipal bonds may default as to principal and interest payments after the Fund purchases their securities. Below investment grade municipal bonds are considered predominantly speculative by traditional investment standards.

•	Call Risk – As interest rates decline, bond issuers may pay off their loans early by buying back the bonds, thus depriving bondholders of above market interest rates.

•

Credit Risk – If the market perceives a deterioration in the creditworthiness of an issuer, the value of bonds issued by that issuer tends to decline. Credit risk varies based upon the economic and fiscal conditions of each state and the municipalities, agencies, instrumentalities, and other issuers within the state.

•

Distressed Debt Risk – The risk that the Fund may lose its entire investment in distressed debt is greater in comparison to investments in non-defaulted bonds. The Fund may incur higher expenses trying to protect its interests in distressed debt.

•

Derivatives Risk – Loss may result from the Fund’s investments in certain derivative transactions such as swap transactions, interest rate caps and similar instruments, and residual interest bonds (“RIBs”) (also known as “inverse floaters”). These instruments may be leveraged so that small changes may produce disproportionate and substantial losses to the Fund. They also may increase the Fund’s interest rate risk and may cause the Fund to realize a limited amount of taxable income.

•	Extension Risk – Rising interest rates may cause payments to occur at a slower-than-expected rate, extending the duration of a bond and typically reducing its value.

•

Governmental Risk – Government actions, including actions by local, state and regional governments, could have an adverse effect on municipal bond prices. In addition, the Fund’s performance may be affected by local, state, and regional factors depending on the states in which the Fund’s investments are issued.

•

Industry Risk – Where nongovernmental users of facilities financed by tax-exempt revenue bonds are in the same industry (such as frequently occurs in the electric utility and health care industries), there may be additional risk to the Fund in the event of an economic downturn in that industry, as such users may have difficulty making payments on their obligations.

•

Interest Rate Risk – Prices of bonds, including tax-exempt bonds, generally fall during a rising interest rate environment. Interest rate changes typically have a greater effect on the price of longer-term bonds and on RIBs than on shorter-term bonds. Because the Fund tends to invest in longer-term bonds and RIBs to a greater degree than some municipal bond funds, it is more sensitive to interest rate risk than those funds.

•

Liquidity Risk – It may be difficult for the Fund to sell certain securities, such as below investment grade municipal bonds, in a timely manner and at their stated value, which could result in losses to the Fund.

•	Market and Portfolio Management Risks – If certain markets or investments do not perform as expected, the Fund could underperform similar funds or lose money.

•

Nondiversification Risk – Because the Fund is nondiversified, the value of its investments may be more affected by a single adverse economic, political, or regulatory event than the value of the investments of a diversified fund.

SUMMARY – HIGH YIELD MUNICIPAL BOND FUND
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•

State and Territory Risks – Downturns or developments in the U.S. economy or in foreign economies or significant world events may harm the performance of the Fund, and may do so disproportionately as a result of the corresponding disproportionate impact of such occurrences on particular state, territory, or local economies. The effects of the national economic recession that began in 2008 have caused extraordinary declines in tax revenues, increased demands for government services and added pressure on budgetary reserves for affected governments, and are likely to cause additional declines in tax revenues and put additional pressure on budgets. All of this could have significant consequences for the Fund because a worsening of the economic position of a state or other issuer of bonds in which the Fund invests could lower the value of the Fund’s investments and could cause you to lose money.

•

Taxability Risk – The Internal Revenue Service (“IRS”) has announced that holders of tax-exempt bonds have risks that their tax-exempt income may be reclassified as taxable if the bonds that they own were issued in an abusive transaction. Although the Fund attempts to purchase only bona fide tax-exempt securities, there is a risk that a bond issued as tax-exempt may be reclassified by the IRS as taxable, creating taxable rather than tax-exempt income.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “Principal Risks” section in the Fund’s prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class I shares because the Fund has not issued Class I shares to date.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge was reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 3rd Q ’09 +14.65%	Worst Quarter 4th Q ’08 -23.81%

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The table below shows how the average annual total returns of the Fund’s Class A, B, C, F and P shares compare to those of a broad-based securities market index and a more narrowly-based hybrid index that more closely reflects the market sectors in which the Fund invests. The Fund’s average annual total returns include applicable sales charges as follows: for Class A shares, the current maximum front-end sales charge of 3.25%; for Class B shares, the current CDSC of 4.00% for the one-year period, 1.00% for the five-year period, and 1.00% for the life of class; and for Class C shares, the performance shown is at net asset value (“NAV”) because there is no CDSC for Class C shares for any period one year or greater. There are no sales charges for Class F and P shares. Class B shares automatically convert to Class A shares at approximately eight years after purchase. All returns for Class B shares for periods greater than eight years reflect this conversion.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2009)
Class	1 Year	5 Years	Life of Class	Inception Date for Performance
Class A Shares				12/30/2004
Before Taxes	31.48%	-0.94%	-0.91%
After Taxes on Distributions	31.48%	-0.94%	-0.91%
After Taxes on Distributions and Sale of Fund Shares	23.33%	0.05%	0.08%
Class B Shares	30.71%	-0.88%	-0.85%	12/30/2004
Class C Shares	34.90%	-0.72%	-0.69%	12/30/2004
Class F Shares	36.00%	–	-6.03%	9/28/2007
Class P Shares	35.57%	-0.34%	-0.31%	12/30/2004
Index
Barclays Capital High Yield Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	32.73%	2.63%	2.63% -2.70%	12/31/2004(1) 9/30/2007(2)
Barclays Capital 85% High Yield/ 15% Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	29.61%	2.92%	2.92% -1.49%	12/31/2004(1) 9/30/2007(2)

(1) Corresponds with Class A, B, C, and P periods shown. (2) Corresponds with Class F period shown.

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INVESTMENT ADVISER

The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers. The Portfolio Managers jointly and primarily responsible for the day-to-day management of the Fund are:

Portfolio Manager/Title	Member of the Portfolio Management Team Since
Daniel S. Solender, Partner and Director	2006
Peter Scott Smith, Portfolio Manager	2004

PURCHASE AND SALE OF FUND SHARES

Investment Minimums — Initial/Additional Investments(1)
Class	A, B(2), and C	F and P(3)	I
General	$1,000/No minimum	No minimum	$1 million minimum(4)
IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/No minimum	N/A	N/A
SIMPLE IRAs	No minimum	N/A	N/A
Invest-A-Matic	$250/$50	N/A	N/A

(1)  Minimum initial and additional investment amounts vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described above.

(2)  Effective March 31, 2010, Class B shares will no longer be available for purchase by new or existing investors. As of that date, Class B shares will only be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution.

(3)  Class P shares are closed to substantially all new investors.

(4)  Applicable requirement for certain types of institutional investors.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

TAX INFORMATION

A Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however the Fund may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that a Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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SEC File Number: 811-06418

LA-HYMB-7SUM (2/10)